                                                                     Exhibit 4.2


                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------


     This Investors' Rights Agreement (the "Agreement") is entered into as of the 10th day of February 1994 by and among Summit Design, Inc., a Delaware corporation (the "Company"), and the persons listed on the attached Schedule A who become signatories to this agreement (collectively, the "Investors").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises and covenants contained herein, the parties agree as follows:

     1.   Registration Rights.
          -------------------

          1.1  Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following respective meanings:

               a. The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

               b. The term "Preferred Shares" shall mean all shares of Series A, Series B and Series C Preferred Stock of the Company held by any Holder.

               c. The term "Registrable Securities" means all of the following: (i) all shares of Common Stock of the Company issued or issuable upon conversion of Preferred Shares (the "Conversion Shares") and (ii) all shares of Common Stock issued or issuable in respect of the stock referred to in
(i) above as a result of a stock split, stock dividend, recapitalization or similar event or any Common Stock otherwise issued or issuable with respect to the Preferred Shares, provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities if (A) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction registered with the SEC, (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon consummation of such sale or (C) in the case of a Holder who then holds less than one percent (1%) of the then outstanding Common Stock (determined on the basis of assumed conversion of all securities convertible into Common Stock), the shares are available for sale, in the opinion of counsel to the Company, without compliance with the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto may be removed upon the consummation of such sale. Registrable Securities shall also mean shares of Common Stock of the Company issued or issuable upon exercise of vested options to individuals who are Employee and Director Stockholders.

               d. The terms "Holder" and "Holders" mean any person or persons holding or having the right to acquire Registrable Securities and transferees qualifying under Subsection 1.11 hereof.

               e. The term "Initiating Holders" shall mean any Holder or Holders who in the aggregate are Holders of not less than fifty-one percent (51%) of the Registrable Securities.

               f.   The term "SEC" means the Securities and Exchange Commission.

               g. The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the fees and disbursements of one counsel retained by the Holders.

               h. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               i. The term "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities.

               j. "Employee and Director Stockholders" shall mean the Company's directors, president and chief financial officer, and any executive officer of the Company or any subsidiary of the Company or any subsidiary of the Company in charge of a principal business unit, division or function, as determined by the Board of Directors in its sole discretion, so long as such individuals (i) shall continue to serve the Company in the foregoing positions on the effective date of the registration statement in which they wish to include shares and (ii) agree to be bound by all other provisions of this Agreement. Notwithstanding the foregoing, an individual's status as an Employee and Director Stockholder does not limit any rights such individual may have as an Investor hereunder.

          1.2  Requested Registration.
               ----------------------

               a.   Demand for Registration.  In case the Company shall receive
                    -----------------------
from the Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to all or a part of the Registrable Securities (other than a registration on Form S-3 or any successor form regardless of its designation) having an aggregate proposed offering price to the public, net of underwriting discounts and commissions, of at least $3,000,000 the Company will:

                    (1) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                    (2) as soon as practicable, use its diligent best efforts to effect all such registrations, qualifications, or compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within fifteen (15) business days after written notice from the Company is given under subsection 1.2(a)(l) above; provided that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this subsection 1.2:

                         (A)  Prior to the earlier of (I) December 31, 1994 or
(II) six months after the effective date of a registration statement pertaining to the Company's initial registered offering;

                         (B)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (C)  After the Company has effected two such
registrations pursuant to this subsection 1.2, which have been declared or ordered effective and the securities offered pursuant to such registrations have been sold;

                         (D)  Within six (6) months following the effective date
of a prior registered offering of the Company's securities pursuant to subsection 1.3 below.

          Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred and twenty (120) days after receipt of the request of the Initiating Holders. During such one hundred and twenty (120) day period, the Company may not effect any registration (other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, or a registration on any other form or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration state-ment covering the sale of Registrable Securities) for its own account or for the account of holders of other registration rights, unless such registration had been filed prior to receipt of the request or requests of the Initiating Holders.

               b.   Underwriting.  If the Initiating Holders intend to
                    ------------
distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this subsection 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a)(l). The underwriter shall be selected by the Company but shall be reasonably acceptable to the holders of a majority of the Registrable Securities proposed to be sold by the Initiating Holders. The right of any Holder to registration pursuant to subsection 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected as above provided. Notwithstanding any other provision of this subsection 1.2, if the underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting inclusion in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held (or entitled to be held upon conversion) by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

          If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this subsection 1.2. Such withdrawn Registrable Securities shall not be transferred in a public distribution prior to one hundred and eighty (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may reasonably require.

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others in such registration if the underwriter so agrees and the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          1.3  Company Registration.
               --------------------

               a. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than (i) a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, or a registration on any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, or (ii) a registration statement pursuant to Section 1.2 hereof, the Company will:

                    (1) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests by any Holder or Holders, made within thirty (30) days after such written notice has been given by the Company, except as set forth in subsection 1.3(b) below.

               b.   Underwriting.  If the registration of which the Company
                    ------------
gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 1.3(a)(l). In such event the right of any Holder to registration pursuant to subsection 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and (i) if the registration is the first registered offering of the sale of the Company's securities to the general public, the underwriter may limit the amount of securities (including Registrable Securities) to be included in the registration and underwriting by the Company's stockholders, or may exclude such securities entirely from such registration and underwriting, provided, that securities (other than Registrable Securities) of any of the Company's stockholders may not be included in the registration and underwriting prior to any Registrable Securities; or (ii) if such registration is other than the first registered offering of the Company's securities to the general public, the underwriter may limit the amount of securities to be included in the registration and underwriting by the Company's stockholders, provided, however, the number of Registrable Securities to be included in such registration and underwriting shall not be reduced to less than thirty percent (30%) of the aggregate amount of Registrable Securities requested to be included therein without the prior consent of Holders thereof. In the event of any such limitation or exclusion of Registrable Securities, the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities (or securities convertible into Registrable Securities) held by each of such Holders as of the date of the notice pursuant to subsection 1.3(a)(i) above. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Such withdrawn Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration statement, or such other shorter period of time as the underwriters may require.

               c.   Right to Terminate Registration.  The Company shall have the
                    -------------------------------
right to terminate or withdraw any registration initiated by it under this
Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          1.4  Form S-3.  The Company shall use its best efforts to qualify for
               --------
registration on Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, Holders of not less than twenty-five percent (25%) of the then outstanding Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of Shares by such Holders), subject only to the following:

               a. The Company shall not be required to effect a registration pursuant to this subsection 1.4 within one hundred and eighty (180) days of the effective date of any registration referred to in subsections 1.2 and 1.3 above or within one year of the effective date of any registration referred to in this subsection 1.4;

               b. The Company shall not be required to effect a registration pursuant to this subsection 1.4 unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $500,000;

               c. The Company shall not be obligated to take any action pursuant to this Section 1.4 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               d. The Company shall not be obligated to take any action pursuant to this Section 1.4 if the Company, within ten days of the receipt of the request of the Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within 90 days of receipt of such request (other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, or registration on any other form or any successor to such forms which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities);

               e. The Company shall not be obligated to take any action pursuant to this Section 1.4 if the Company shall furnish to such Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 180 days from the receipt of the request to file such registration by such Holder; provided, however, that the Company will not exercise such right more than once in any twelve month period.

          The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this subsection 1.4 and shall provide a reasonable opportunity (no fewer than twenty
(20) days from the delivery of the notice) for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 1.3(b) shall apply to all participants in such offering. The underwriter shall be selected in the same manner as is set forth in subsection 1.2(b). Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

          1.5  Lockup Agreement.  In consideration for the Company's agreeing
               ----------------
to its obligations under this Section 1, each Holder agrees, in connection with the registration of the Company's securities in its initial public offering and second public offering that, effective upon the request of the underwriters managing the Company's initial and second public offering, such Holder shall be obligated, so long as all executive officers and directors of the Company are bound by a comparable obligation, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of such underwriters, for such period of time (not to exceed one hundred and eighty (180) days) from the effective date of such registration as the underwriters may specify.

          1.6  Expenses of Registration.
               ------------------------

          The Company shall bear all Registration Expenses incurred in connection with any (i) the registration, qualification or compliance pursuant to subsection 1.2, (ii) all registrations, qualifications or compliance pursuant to subsection 1.3 and (iii) two registrations, qualifications or compliance pursuant to subsection 1.4.

          1.7  Registration Procedures.  In the case of each registration,
               -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

               a. Keep such registration, qualification or compliance pursuant to subsections 1.2, 1.3 or 1.4 effective until the earlier to occur of (i) one hundred eighty (180) days after the effective date of such registration or (ii) until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

               b. Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

          1.8  Indemnification.
               ---------------

               a. The Company will indemnify each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

               b. Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of Section 15 of Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering-circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder shall be liable under this subsection 1.8(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration.

               c.   Each party entitled to indemnification under this subsection
1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but rather in such case shall pay the expenses of a separate lawyer for Indemnified Party, as incurred. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party, which consent shall not be unreasonable withheld.

          1.9  Information by Holder.  The Holder or Holders of Registrable
               ---------------------
Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          1.10 Rule 144 Reporting.  With a view to making available to Holders
               ------------------
the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public to:

               a. Make and keep public information available, as those terms are understood and defined in SEC Rule 144;

               b. Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act");

               c. So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

               d. After its initial public offering, to take whatever actions are necessary in order for it to qualify to use Form S-2 or S-3, or any form subsequently adopted by the SEC to take the place of Form S-2 or S-3 which does not require substantially more disclosure than the form which it replaces.

          1.11 Transfer of Registration Rights.  Holders' rights to cause the
               -------------------------------
Company to register their securities and keep information available, granted to them by the Company under subsections 1.2, 1.3, 1.4 and 1.10 may be assigned to a transferee or assignee who (i) receives all of the Registrable Securities originally purchased by any transferring or assigning Holder, (ii) in the event that the conditions of clause (i) are not satisfied, receives at least 100,000 shares (as adjusted for stock dividends, stock splits, recapitalizations and the like) of a Holder's Registrable Securities, or (iii) is a partner or shareholder of a Holder that is a partnership or corporation and is distributing such Registrable Securities to its partners or stockholders. Any transfer or assignment permitted by the foregoing sentence shall be effective as long as the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

          1.12 Limitations on Subsequent Registration Rights. From and after the
               ---------------------------------------------
date hereof, the Company shall not, without the prior written consent of more than two-thirds (2/3) of the Registrable Securities then held by Investors, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to: (a) exercise a demand registration prior to the date set forth in subsection 1.2(a)(ii)(A) above, or (b) participate in a registration pursuant to subsection 1.3 hereof other than on terms identical to those applicable to the Holders.

          1.13 Termination of Registration Rights.  The registration rights
               ----------------------------------
contained in subsections 1.2, 1.3 and 1.4 shall terminate five (5) years after the effective date of the Company's Qualifying Public Offering.

     2.   Information Rights.  The Company hereby covenants and agrees that it
          ------------------
will furnish to each Investor, so long as such Investor holds any shares of the Company Series A Preferred Stock or Series B Preferred Stock or Common Stock issued on conversion thereof:

          (a) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited and certified by independent public accountants of recognized national standing selected by the Company.

          (b) As soon as available and in any event within forty-five (45) days after the close of each of the first three (3) fiscal quarters of each fiscal year of the Company, unaudited consolidated financial statements (including balance sheets, statements of income and statements of changes in financial condition) of the Company and its subsidiaries, if any, for the current fiscal year to date and for the quarter then ended, in each case setting forth in comparative form the financial statements for the corresponding fiscal quarter in the previous fiscal year, prepared in accordance with generally accepted accounting principles (but without footnotes and subject to year-end audit adjustment), all in reasonable detail and certified by the Company's chief financial officer.

          (c) All such other information as the Company shall have supplied to its holders of Common Stock as a class.

          (d) The rights set forth in this Section 2 shall terminate upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at a price per share of not less than $5.00 (as adjusted for stock splits recombination and the like) and an aggregate offering price of not less than $7,500,000 (a "Qualifying Public Offering").

     3.   Right of First Offer.
          --------------------

          (a) The term "Equity Securities" shall mean (i) Common Stock and rights, options or warrants to purchase Common Stock; (ii) any other instrument convertible into Common Stock; (iii) any security convertible into or exchangeable for any of the foregoing and (iv) any agreement or commitment to issue any of the foregoing.

          (b) If, at any time after the date of this Agreement, the Company shall propose to sell any Equity Securities, it shall give each Investor the first right to purchase, pro rata, a portion of such Equity Securities on the terms the Company proposes to sell such securities. The Investor's pro rata share of the Equity Securities shall be equal to the percentage that the capital stock of the Company held by such Investor on as converted basis on the date of the Company's written notification referred to in the following sentence bears to all outstanding capital stock of the Company on an as-converted basis on the date of such written notification. Prior to any sale or issuance by the Company of any Equity Securities subject to this right of first offer, the Company shall notify all Holders, in writing, of its intention to sell and issue such Equity Securities, setting forth the terms under which it proposes to make such sale. Within fifteen (15) business days after receipt of such notice, each Investor shall notify the Company as to the maximum amount of the Equity Securities so offered which such Investor desires to purchase. If the Investors as a group do not purchase the maximum portion of the Equity Securities to which they are entitled pursuant to this Section 3 (the "Maximum Portion"), each such Investor shall be entitled to purchase his pro-rata share, based on the relative amounts of the Maximum Portion which each such Investor was originally entitled to purchase, of the Maximum Portion not taken by the other Investors.

          (c) If, within fifteen (15) business days after the Company gives its aforesaid notice, the Investors have not notified the Company that they desire to purchase their portion of the Equity Securities described in such notice upon the terms and conditions set forth in such notice, the Company may, during a period of ninety (90) days following the end of such fifteen (15) business day period, sell and issue the securities covered by this right of first offer as to which the Investors do not indicate a desire to purchase at a price and upon terms and conditions no more favorable to such outside investors than those set forth in the notice to the Investors.

          (d) Investors purchasing any of the Equity Securities offered by the Company shall pay for them by check or such other method as permitted in the notice referred to in subsection (b) above against delivery of the securities at the executive offices of the Company at the time of the scheduled closing therefor. The Company shall take all such action (except registration under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as may be reasonably required by any regulatory authority in connection with the exercise by the Investors of the right to purchase Equity Securities as set forth in subsection 3(b) above.

          (e) The right of first offer contained in (a), above, shall not apply to (i) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization, (ii) shares of the Common Stock (or related options) issued to employees, officers or directors of the Company pursuant to any employee stock offering, plan, agreement or arrangement approved by the Board of Directors of the Company (iii) securities issued in connection with any stock split, stock dividend or recapitalization by the Company, (iv) securities not issued for cash or cash equivalents, (v) securities issued upon conversion of Preferred Stock or upon the exercise of any option or warrant which was itself an Equity Security,
(vi) securities issued under the Securities Purchase Agreement dated February 10, 1994 pursuant to which the Company is issuing an aggregate principal amount of $400,000 of Convertible Subordinated Debentures or (vii) issuance to Integraph Corporation of up to 175,000 shares of Common Stock in connection with the termination of the Agreement by and between Integraph Corporation, DCL Technologies Ltd and SEE Technologies Software Environment for Engineers, Ltd. dated April 1, 1991. In addition, notwithstanding anything herein to the contrary, each of the following Investors who purchased Convertible Subordinated Debentures on February 10, 1994 will not have a right to purchase Equity Securities under this Section 3: Chuck McIntyre, Dan Skilken, Steven Tsubota, Garry Burt, David Moffenbeier, Kevin Fetterley, Moshe Guy, Elchanon Herzog, Ilan Regev and Kwo Woo.

          (f) The rights set forth in this Section 3 shall terminate upon the closing of a Qualifying Public Offering.

     4.   Assignment of Rights and Confidentiality of Information. The rights
          -------------------------------------------------------
granted pursuant to Sections 2 and 3 may only be assigned by each Investor (i) upon the sale or transfer of at least 200,000 shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, or Common Stock issued on conversion thereof, or any combination thereof, or (ii) to an affiliate of the Investor. For purposes of this paragraph 4, an "affiliate" shall mean any partner or shareholder of the Investor, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with an Investor, or the parents, children, grandchildren, siblings, nieces or nephews of an Investor, or a trust for their benefit or benefit of the Investor. Notwithstanding the foregoing, such rights may not be assigned to a transferee which the Company reasonably believes is a competitor or intends to become a competitor of the Company or has a conflict of interest by reason of such transfer. Each Holder agrees that any information obtained by such Holder pursuant to Section 2 will not be disclosed to any person or entity without the prior written consent of the Company (other than Holder's investment advisors, lawyers of accounting for purposes or making investment decisions); provided, however, that such consent shall not be unreasonably withheld.

     5.   General.
          -------

          5.1  Waivers and Amendments.  With the written consent of Investors
               ----------------------
holding at least 2/3 of the then outstanding Registrable Securities, the obligations of the Company and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the Investors who have not previously consented thereto in writing.

          5.2  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          5.3  Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          5.4  Entire Agreement.  This Agreement and the other documents
               ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof. The parties further agree that the Company shall have no further obligations with respect to the following agreements, including without limitation, registration rights, rights of first refusal, information and other rights under (i) that Preferred Stock Purchase Agreement, dated as of November 26, 1985 among the Company, David Flaningham, William Den Beste, Bow Lane Capital Corp., RCS III, L.P., Bayview Venture Investors, Ltd., Wesbanc Ventures, Ltd., Sequoia Capital IV, Sequoia XVI, Sequoia Technology Partners II, The Suez Technology Fund, Sven Simonsen, trustee of the Simonsen Revocable Trust, dated October 14, 1982, and The Board of Trustees of Leland Stanford University, as amended; (ii) that Preferred Stock Purchase Agreement - 1987, dated as of August 5, 1987, among the Company and RCS III, L.P., Bayview Venture Investors, Ltd., Bow Lane Capital Corp., Sequoia Capital IV, Sequoia Technology Partners II, Wesbanc Ventures, Ltd., First Century Partnership III, Omega Partners, The Suez Technology Fund, Sequoia XVII, Stuart Schube, IRA, Stuart Schube; (iii) that Preferred Stock Purchase Agreement, dated April 22, 1993, between the Company and RCS III, Bayview Venture Investors, Ltd., Brown Venture Associates, First Century Partnership III, Larry Gerhard, Norman Green, Omega Partners, Stuart Schube, Money Market Plan, Sequoia Technology Partners II, Sequoia Capital IV, Sequoia Capital XVI, Sequoia XVII, Sven Simonsen, trustee of the Simonsen Revocable Trust, dated October 14, 1982, The Suez Technology Fund, Unco Ventures and Wesbanc Ventures, Ltd.; and (iv) that Registration Rights Agreement, dated as of November 26, 1985, among the Company, David Flaningham, William Den Beste, RCS III, L.P., Bayview Venture Investors, Ltd., Unco Ventures, Inc., Wesbanc Ventures, Ltd., First Century

Partnership III, Omega Partners, The Suez Technology Fund, Sequoia XVII, The Sequoia Technology Partners II, Sequoia Capital IV, Sequoia XVI, Stuart Schube IRA, Stuart Schube Money Market Plan, The Board of Trustees of Leland Stanford University, Larry J. Gerhard, Kathleen C. Gerhard, Omega Partners, The Sven Simonsen Trustee for the Simonsen Revocable Trust, dated October 14, 1982, and Brown Ventures, Ltd., as amended on August 5, 1987 in connection with the sale of TSSI's Series C Preferred Stock, and as further amended on April 22, 1993, in connection with the sale of TSSI's Series D Preferred Stock by Amendment No. 1 thereto by and among the Company and RCS III, Bayview Investors, Ltd., Bow Lane Capital Corporation, Sequoia Capital IV, Westbanc Ventures, Ltd. First Century Partnership III, Omega Partners, The Suez Technology Fund, Sequoia XVII, Sequoia Technology Partners II, Stuart Schube, Board of Trustees of Leland Stanford University, Sequoia XVI, Sequoia XX, Sequoia XVII, Larry J. Gerhard and Kathleen
C. Gerhard, Unco Ventures, Norman Green, First Century Partnership III, Stuart Schube Money Market Plan, Brown Ventures Associates and Sven Simonsen Revocable Trust.

          5.5  Notices, etc.  All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, or, if to a foreign address, sent by a recognized international express courier service addressed (a) if to any Investor, at such Investor's address as set forth on Schedule A, or at such other address as such Investor shall have furnished to the Company in writing or (b) if to the Company, at 9305 S.W. Gemini Drive, Beaverton, Oregon 97005, or at such other address as the Company shall have furnished to the Investors in writing.

          5.6  Severability.  In case any provision of this Agreement shall be
               ------------
invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          5.7  Titles and Subtitles.  The titles of the sections and subsections
               --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          5.8  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement on the date first above written.


                                        SUMMIT DESIGN, INC.


                                        By: /s/ Zamir Paz
                                            --------------------------------
                                            Zamir Paz, President


                                        By: /s/ Amihai Ben-David
                                            --------------------------------
                                            Amihai Ben-David, Chairman

                                  SCHEDULE A
                                  ----------


LARRY J. GERHARD                        KATHLEEN C. GERHARD

    /s/ Larry J. Gerhard                    /s/ Kathy C. Gerhard
_________________________________       _________________________________


DAVID FLANINGHAM                        WILLIAM DEN BESTE

    /s/ Dave Flaningham                     /s/ William Den Beste
_________________________________       _________________________________


NORMAN GREEN                            CHARLES BURROWS

    /s/ Norman Green                        /s/ Charles Burrows
_________________________________       _________________________________


ZAMIR PAZ                               DCL HOLDING & INVESTMENTS IN
                                        TECHNOLOGY (1993) LTD.

    /s/ Zamir Paz                           /s/ Amihai Ben-David
_________________________________       _________________________________
                                        Amihai Ben-David
                                        Chief Executive Officer


RSC III, L.P.                           BAYVIEW VENTURE INVESTORS, INC.

By: Robertson, Stephens & Co.,          By: Robertson, Stephens & Co.,
     L.P.                                    L.P.

By: Robertson, Stephens & Co.,          By: Robertson, Stephens & Co.,
     Inc.                                    Inc.

By: /s/ John Grillos                    By: /s/ John Grillos
    ____________________________            ______________________________
     John Grillos                            John Grillos
     Managing Director                       Managing Director


SEQUOIA TECHNOLOGY PARTNERS II          SEQUOIA CAPITAL IV

By: /s/ Mark Stevens                    By: /s/ Mark Stevens
    ___________________________             ______________________________
     Mark Stevens                            Mark Stevens
Title:_________________________         Title: ___________________________

SEQUOIA XVI                             SEQUOIA XVII

By: /s/ Mark Stevens                    By: /s/ Mark Stevens
    _________________________               ___________________________
     Mark Stevens                            Mark Stevens

Title: ______________________           Title: ________________________


THE SUEZ TECHNOLOGY FUND                THE BOARD OF TRUSTEES
                                        OF LELAND STANFORD UNIVERSITY

By: /s/ Greg H. Conger                  By: /s/ Carol Gilmer
    _________________________               ___________________________
Name:                                   Name: Carol Gilmer
      _______________________                 _________________________
Title:                                  Title: Assistant Secretary
       ______________________                  ________________________


UNCO VENTURES, INC.                     WESBANC VENTURES, LTD.

By: /s/ Walter Cunningham               By: /s/ Stuart Schube
    _________________________               ___________________________
Name: Walter Cunningham                 Name: Stuart Schube
      _______________________                 _________________________
Title: General Partner                  Title: General Partner
       ______________________                  ________________________


GENESIS                                 STUART SCHUBE

By: /s/ Walter Cunningham                 /s/ Stuart Schube
    _________________________           _______________________________
Name: Walter Cunningham
      _______________________
Title: General Partner
       ______________________


STUART SCHUBE, IRA                      STUART SCHUBE, MONEY MARKET
                                          PLAN

By: /s/ Stuart Schube                   By: /s/ Stuart Schube
    _________________________               ___________________________
     Stuart Schube                           Stuart Schube
     Title: Stuart Schube,                   Title: Stuart Schube, Owner Money
            Owner IRA                               Market Plan
            _________________                       ___________________


OMEGA PARTNERS                          FIRST CENTURY PARTNERSHIP III

By: /s/ Michael J. Myers                By: /s/ Michael J. Myers
    _________________________               ___________________________
Name: Michael J. Myers                  Name: Michael J. Myers
      _______________________                 _________________________
Title: General Partner                  Title: General Partner
       ______________________                  ________________________

BROWN VENTURE ASSOCIATES                SIMONSEN REVOCABLE TRUST, DATED
                                        OCTOBER 14, 1982

By: /s/ Jerome J. Brown                 By: /s/ Sven Simonsen
    -------------------------               ---------------------------
Name: Jerome J. Brown                         Sven Simonsen
      -----------------------                 Trustee
Title: President
       ----------------------


GRENLEY, ROTENBERG, LASKOWSKI,          STAN ROTENBERG
  EVANS & BRAGG, P.C.

By: /s/ Lawrence Evans                  /s/ Stan Rotenberg
    -------------------------           -------------------------------
Name: Lawrence Evans
      -----------------------
Title: President
       ----------------------


MICHAEL J. BRAGG                        LARRY EVANS

/s/ Michael Bragg                       /s/ Larry Evans
- -----------------------------           -------------------------------


NORMAN RICKLES                          WSG&R 94A

/s/ Norman Rickles                      /s/ Elizabeth R. Flint
- -----------------------------           -------------------------------


LARRY GERHARD                           BRUCE LOUGHNER

/s/ Larry Gerhard                       /s/ Bruce Loughner
- -----------------------------           -------------------------------


CHUCK MCINTYRE                          DAN SKILKEN

/s/ Charles M. McIntyre                 /s/ Daniel Skilken
- -----------------------------           -------------------------------


D.C.L. TECHNOLOGIES, LTD                STEVEN TSUBOTA

/s/ Amihai Ben-David                    /s/ Steven Tsubota
- -----------------------------           -------------------------------


GARRY BURT                              WILLIAM E. DEN BESTE

/s/ Garry W. Burt                       /s/ William Den Beste
- -----------------------------           -------------------------------


DAVID MOFFENBEIER                       KEVIN FETTERLEY

/s/ David C. Moffenbeier                /s/ Kevin E. Fetterley
- -----------------------------           -------------------------------

- -----------------------------           -------------------------------


ROGER BITTER                            MOSHE GUY

/s/ Roger Bitter                        /s/ Moshe Guy
- -----------------------------           -------------------------------


ELCHANAN HERZOG                         ILAN REGEV

/s/ Elchanan Herzog                     /s/ Ilan Regev
- -----------------------------           -------------------------------


KUO WU                                  ZAMIR PAZ

/s/ Kuo Wu                              /s/ Zamir Paz
- -----------------------------           -------------------------------

                   AMENDMENT TO INVESTORS' RIGHTS AGREEMENT
                   ----------------------------------------

     This Amendment to Investors' Rights Agreement is entered into as of March 23, 1994 by and between Summit Design, Inc., a Delaware corporation (the "Company"), the persons (the "Investors") listed on Schedule A to that certain Investors' Rights Agreement dated as of February 10, 1994 (the "Investors' Rights Agreement") and Intergraph Corporation ("Intergraph").


                                    RECITALS
                                    --------

     A. The Company and the Investors previously entered into the Investors' Rights Agreement to provide the Investors with certain registration and other rights applicable to the shares of the Company's stock held by the Investors.

     B. The Company is entering into a Stock Purchase Agreement with Intergraph as of the date hereof pursuant to which the Company is issuing Intergraph shares of the Company's Common Stock and in connection therewith the Company is to provide Intergraph with registration rights under the Investors' Rights Agreement as to such shares.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Subsection 1.1(c)(i) of the Investors' Rights Agreement is hereby amended to add the following clause to the end of such subsection:

          "all shares of Common Stock of the Company held by Investors as of February 10, 1994 and all shares of Common Stock of the Company issued to Intergraph Corporation pursuant to that certain Stock Purchase Agreement between the Company and Intergraph Corporation dated March 23, 1994 and"

     2. The terms "Holder" or "Holders" as used in Subsection 1.1(d) of the Investors' Rights Agreement shall include Intergraph for purposes of Section 1 of the Investors' Rights Agreement, and the term "Investor" shall be deemed to include Intergraph for purposes of Section 5.1 of the Investors' Rights Agreement, but only to the extent that such Section 5.1 applies to an amendment or waiver of Section 1. Intergraph acknowledges that it has no rights under
Section 2, 3 and 4 of the Investors' Rights Agreement.

     3. All other provisions of the Investors' Rights Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.


SUMMIT DESIGN, INC.


By: /s/ Larry J. Gerhard
   ------------------------------
     Larry Gerhard, President


INTERGRAPH CORPORATION

By: /s/ Charles E. Robertson
   ------------------------------

Its: Vice President
    -----------------------------
    Electronics Engineering

                                   SCHEDULE A
                                   ----------


LARRY J. GERHARD                        KATHLEEN C. GERHARD
/s/ Larry J. Gerhard                    /s/ Kathleen C. Gerhard
- ---------------------------             -----------------------------


ZAMIR PAZ                          DCL HOLDING & INVESTMENTS IN
                                        TECHNOLOGY (1993) LTD.
/s/ Zamir Paz
- ---------------------------             -----------------------------
                                          Amihai Ben-David
                                          Chief Executive Officer


RSC III, L.P.                      BAYVIEW VENTURE INVESTORS, INC.

By: Robertson, Stephens & Co., L.P.     By: Robertson, Stephens & Co., L.P.


By: Robertson, Stephens & Co., Inc.     By: Robertson, Stephens & Co., Inc.


By: /s/ John Grillos                    By: /s/ John Grillos
- ---------------------------             -----------------------------
       John Grillos                            John Grillos
       Managing Director                       Managing Director


SEQUOIA TECHNOLOGY
PARTNERS II                             SEQUOIA CAPITAL IV

By: /s/ Mark Stevens                    By: /s/ Mark Stevens
- ---------------------------             -----------------------------
       Mark Stevens                            Mark Stevens

Title: Partner                           Title: Partner
      ----------------------                   -----------------------

SEQUOIA XVI                             SEQUOIA XVII

By: /s/ Mark Stevens                    By: /s/ Mark Stevens
   ------------------------                --------------------------
       Mark Stevens                            Mark Stevens

Title: Partner                          Title: Partner
      ---------------------                   -----------------------

THE SUEZ TECHNOLOGY FUND                THE BOARD OF TRUSTEES
                                        OF LELAND STANFORD UNIVERSITY

By: /s/ David E. Gold                   By: /s/ Carol Gilmer
   ---------------------                   ------------------------
Name:   David E. Gold                   Name:   Carol Gilmer
     -------------------                     ----------------------
Title:  Investment Manager              Title:  Assistant Secretary
      ------------------                      ---------------------

UNCO VENTURES, INC.                     WESBANC VENTURES, LTD.

By: /s/ Stuart Schube                   By: /s/ Stuart Schube
   ---------------------                   ------------------------
Name:   Stuart Schube                   Name:   Stuart Schube
     -------------------                     ----------------------
Title:  General Partner                 Title:  General Partner
      ------------------                      ---------------------


THE GENESIS FUND                        STUART SCHUBE

By: /s/ Stuart Schube                   By: /s/ Stuart Schube
   ---------------------                   ------------------------
Name:   Stuart Schube
     -------------------
Title:  General Partner
      ------------------


STUART SCHUBE, IRA                      STUART SCHUBE, MONEY MARKET
                                         PLAN

By: /s/ Stuart Schube                   By: /s/ Stuart Schube, Money Market Plan
   ---------------------                   ------------------------
     Stuart Schube                      Stuart Schube
     Title: as Trustee for I.R.A               Title: Stuart Schube, a trustee
           -------------                              of Money MMP
                                                     --------------


OMEGA PARTNERS III                      FIRST CENTURY PARTNERSHIP III

By: /a/ Michael J. Myers                By: /s/ Michael J. Myers
   ---------------------                   ------------------------
Name:   Michael J. Myers                Name:   Michael J. Myers
     -------------------                     ----------------------
Title:  General Partner                 Title:  General Partner
      ------------------                      ---------------------



BROWN VENTURE ASSOCIATES                SIMONSEN REVOCABLE TRUST,
                                   DATED OCTOBER 14, 1982

By: /s/ Jerome Brown                    By:
   ---------------------                   ------------------------
Name:   Brown Venture Assoc                  Sven Simonsen
Title:  President                            Trustee

GRENLEY, ROTENBERG, LASKOWSKI,
 EVANS & BRAGG, P.C.

By: /s/ Lawrence Evans
   ---------------------
Name:   Lawrence Evens
     -------------------
Title:  President
      ------------------


MICHAEL J. BRAGG                        STAN ROTENBERG

/s/ Michael J. Bragg                    /s/ Stan Rotenberg
- ------------------------                ------------------------


NORMAN RICKLES                          LARRY EVANS

/s/ Norman Rickles                      /s/ Larry Evans
- ------------------------                ------------------------


STEVEN TSUBOTA                          BRUCE LOUGHNER

/s/ Steven Tsubota
- ------------------------                ------------------------


CHUCK MCINTYRE                          DAN SKILKEN

/s/ Charles M. McIntyre
- ------------------------                ------------------------


GARRY BURT                              KUO WU

                                        /s/ Kuo Wu
- ------------------------                ------------------------


DAVID MOFFENBEIER                       KEVIN FETTERLEY

/s/ David Moffenbeier                   /s/ Kevin Fetterly
- ------------------------                ------------------------


ROGER BITTER                            MOSHE GUY


- ------------------------                ------------------------

DAVID FLANINGHAM                        WILLIAM DEN BESTE

/s/ David Flaningham                    /s/ William Den Beste
- ------------------------                ------------------------


NORMAN GREEN                            CHARLES BURROWS

                                        /s/ Charles Burrows
- ------------------------                ------------------------


ELCHANAN HERZOG                         ILAN REGEV


- ------------------------                ------------------------


WS INVESTMENT COMPANY 94A


- ------------------------
                                      -4-

                SECOND AMENDMENT TO INVESTORS' RIGHTS AGREEMENT
                -----------------------------------------------


     This Second Amendment to Investors' Rights Agreement is entered into as of May 17, 1994 by and between Summit Design, Inc., a Delaware corporation (the "Company"), the persons (the "Investors") listed on Schedule A to that certain Investors' Rights Agreement dated as of February 10, 1994, as amended (the "Investors' Rights Agreement"), Intergraph Corporation ("Intergraph") and the individuals and entities listed on Schedule 1.1 to the Series D Preferred Stock Purchase Agreement (the "New Investors").


                                   RECITALS
                                   --------

     A. The Company and the Investors previously entered into the Investors' Rights Agreement to provide the Investors with certain registration and other rights applicable to the shares of the Company's stock held by the Investors.

     B. The Company is entering into a Series D Preferred Stock Purchase Agreement with the New Investors as of the date hereof pursuant to which the Company is issuing to the New Investors shares of the Company's Series D Preferred Stock and in connection therewith the Company is to provide the New Investors with all rights under the Investors' Rights Agreement as to such shares.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Subsection 1.1(b) of the Investors' Rights Agreement is hereby amended in full as follows:

          "b. The term "Preferred Shares" shall mean all shares of Series A, Series B, Series C and Series D Preferred Stock of the Company held by any Holder."

     2.   The first sentence of Section 2. Information Rights of the Investors'
                                           ------------------
Rights Agreement is hereby amended in full as follows:

          "The Company hereby covenants and agrees that it will furnish to each Investor, so long as such Investor holds any shares of the Company Series A Preferred Stock or Series B Preferred Stock or Series D Preferred Stock or Common Stock issued on conversion thereof:"

     3.   The last sentence of Section 3(e) Right of First Offer of the
                                            --------------------
Investors' Rights Agreement is hereby amended in full as follows:


          "In addition, notwithstanding anything herein to the contrary, each of the following Investors who purchased Convertible Subordinated Debentures on February 10, 1994 will not have a right to purchase Equity Securities under this Section 3: Chuck McIntyre, Dan Skilken, Steven Tsubota, Garry Burt, David Moffenbeier, Kevin Fetterley, Moshe Guy, Elchanon Herzog, Ilan Regev, Kuo Wu, Bruce Loughner and Roger Bitter."

     4.   The first sentence of Section 4. Assignment of Rights and
                                           ------------------------
Confidentiality of Information of the Investors' Rights Agreement is hereby
- ------------------------------
amended in full as follows:

          "The rights granted pursuant to Sections 2 and 3 may only be assigned by each Investor (i) upon the sale or transfer of at least 200,000 shares of Series A Preferred Stock, Series B Preferred, Series C Preferred Stock, or Series D Preferred Stock, or Common Stock issued on conversion thereof, or any combination thereof, or (ii) to an affiliate of the Investor."

     5. All other provisions of the Investors' Rights Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.


SUMMIT DESIGN, INC.                      INDOSUEZ VENTURES


By: /s/ Larry Gerhard                    By: /s/ Gary Nierger
   ---------------------------              --------------------------
     Larry Gerhard, President

                                         Its: Investment Manager
                                             -------------------------

SEQUOIA CAPITAL, INC.                    WS INVESTMENT COMPANY 94A

By:                                      By: /s/ Elizabeth R. Flint
   ---------------------------              --------------------------


Its:                                     Its: Partner
    --------------------------               -------------------------


ROBERTSON, STEPHENS & COMPANY, L.P.      QUALITY ELECTRONICS, INC.


By:                                      By: /s/ Stephen M. Kim
   ---------------------------              --------------------------


Its:                                     Its:
    --------------------------               -------------------------



FIRST CENTURY PARTNERS                   JERRY BROWN

By:
   ---------------------------           -----------------------------

Its:
    --------------------------

WALTER CUNNINGHAM, IRA                   WALTER CUNNINGHAM

/s/ N. Coren Watts                       /s/ R. W. Cunningham
- ------------------------------           -----------------------------

By: Woodway Financial Advisors
   ---------------------------
FBO: Walter Cunningham
    --------------------------
Title: Trustee
      ------------------------

LARRY J. GERHARD                         KATHLEEN C. GERHARD

/s/ Larry J. Gerhard                     /s/ Kathy C. Gerhard
- ------------------------------           -----------------------------


ZAMIR PAZ                             DCL HOLDING & INVESTMENTS IN
                                           TECHNOLOGY (1993) LTD.

/s/ Zamir Paz                            /s/ Amihai Ben-David
- ------------------------------           -----------------------------
                                             Amihai Ben-David
                                             Chief Executive Officer


RCS III, L.P.                         BAYVIEW INVESTORS, LTD.

By: Robertson, Stephens & Co., L.P.       By: Robertson, Stephens & Co., L.P.
  its General Partner                       its General Partner



By: /s/ George R. Hecht                   By: /s/ George R. Hecht
   ---------------------------               -------------------------
     George R. Hecht                          George R. Hecht
     Managing Director                        Managing Director


SEQUOIA TECHNOLOGY                        SEQUOIA CAPITAL IV
PARTNERS II

By: /s/ Donald T. Valentine               By: /s/ Donald T. Valentine
   ---------------------------               -------------------------
       Donald T. Valentine                       Donald T. Valentine
Title: General Partner                    Title: General Partner
      ------------------------                  ----------------------


SEQUOIA XVI                               SEQUOIA XVII

By: /s/ Donald T. Valentine               By: /s/ Donald T. Valentine
   ---------------------------               -------------------------
       Donald T. Valentine                       Donald T. Valentine
Title: General Partner                    Title: General Partner
      ------------------------                  ----------------------

SUEZ TECHNOLOGY FUND                     THE BOARD OF TRUSTEES
                                         OF LELAND STANFORD UNIVERSITY

By: /s/ David E. Gold                    By:
   ---------------------------              ---------------------------
Name: David E. Gold                      Name:
     -------------------------                -------------------------
Title: Investment Manager                Title:
      ------------------------                 ------------------------


UNCO VENTURES, INC.                      WESBANC VENTURES, LTD.

By: /s/ R. W. Cunningham                 By: /s/ Stuart Schube
   ---------------------------              ---------------------------
Name: R. Walter Cunningham               Name: Stuart Schube
     -------------------------                -------------------------
Title: General Partner                   Title: General Partner
      ------------------------                 ------------------------


GENESIS FUND LTD.                        STUART SCHUBE

By: /s/ R. W. Cunningham                 /s/ Stuart Schube
   ---------------------------           ------------------------------
Name: R. Walter Cunningham
     -------------------------
Title: Managing General Partner
      ------------------------
Title:


STUART SCHUBE, IRA                       STUART SCHUBE, MONEY MARKET
                                          PLAN

By: /s/ Stuart Schube                    By: /s/ Stuart Schube
   ---------------------------              --------------------------
     Stuart Schube                            Stuart Schube
     Title: Owner                             Title: Owner
           -------------------                      ------------------


OMEGA PARTNERS III                       FIRST CENTURY PARTNERSHIP III

By: /s/ Lisa Runell                      By: /s/ Lisa Runell
   ---------------------------              ---------------------------
Name: Lisa Runell                        Name: Lisa Runell
     -------------------------                -------------------------
Title: General Partner                   Title: General Partner
      ------------------------                 ------------------------


BROWN VENTURE ASSOCIATES                 SIMONSEN REVOCABLE TRUST,
                                     DATED OCTOBER 14, 1982

By: /s/ Jerome J. Brown                  By:
   ---------------------------              ---------------------------
Name: Jerome J. Brown                           Sven Simonsen
     -------------------------                  Trustee
Title: President
      ------------------------

GRENLEY, ROTENBERG, LASKOWSKI,           INTERGRAPH CORPORATION
 EVANS & BRAGG, P.C.

By: /s/ Michael J. Bragg                 By:
   ---------------------------              --------------------------
Name: Michael J. Bragg
     -------------------------
Title: Director Secretary                Its:
      ------------------------               -------------------------


MICHAEL J. BRAGG                         STAN ROTENBERG

 /s/ Michael J. Bragg                     /s/ Stan Rotenberg
- ------------------------------           -----------------------------

NORMAN RICKLES                           LARRY EVANS

 /s/ Norman Rickles                       /s/ Larry Evans
- ------------------------------           -----------------------------

STEVEN TSUBOTA                           DAVID BRINKER

 /s/ Steven Tsubota                       /s/ David Brinker
- ------------------------------           -----------------------------

CHUCK MCINTYRE                           DAN SKILKEN

                                          /s/ Dan Skilken
- ------------------------------           -----------------------------

GARRY BURT                               KUO WU

 /s/ Garry Burt                           /s/ Kuo Wu
- ------------------------------           -----------------------------

DAVID MOFFENBEIER                        KEVIN FETTERLEY

 /s/ David C. Moffenbeier                 /s/ Kevin Fetterley
- ------------------------------           -----------------------------

ROGER BITTER                             MOSHE GUY

 /s/ Roger Bitter
- ------------------------------           -----------------------------

DAVID FLANINGHAM                         WILLIAM DEN BESTE

                                          /s/ William Den Beste
- ------------------------------           -----------------------------

NORMAN GREEN                             CHARLES BURROWS

 /s/ Norman Green                         /s/ Charles Burrows
- ------------------------------           -----------------------------

ELCHANAN HERZOG                          ILAN REGEV


- ------------------------------           -----------------------------


SEQUOIA TECHNOLOGY                       SEQUOIA CAPITAL GROWTH FUND
PARTNERS III

By: /s/ Donald T. Valentine              By: /s/ Donald T. Valentine
   ---------------------------              --------------------------
Title: General Partner                   Title: General Partner
      ------------------------                 -----------------------

FENWICK & WEST                           ILANA ACHIMEIR

By: /s/ Barry Kramer                      /s/ Ilana Achimeir
   ---------------------------           -----------------------------
Title: Partner
      ------------------------

                THIRD AMENDMENT TO INVESTORS' RIGHTS AGREEMENT
                ----------------------------------------------

     This Third Amendment to Investors' Rights Agreement is entered into as of June 19, 1995 by and among Summit Design, Inc., a Delaware corporation (the "Company"), the individuals and entities listed on Schedule A to that certain Investors' Rights Agreement dated as of February 10, 1994, as amended (the "Investors' Rights Agreement"), Intergraph Corporation, the individuals and entities party to the Second Amendment to Investors' Rights Agreement dated as of May 17, 1994 and the individuals and entities listed on Schedule 1.1 to the Series E Preferred Stock Purchase Agreement, dated as of the date hereof (the "New Investors").


                                   RECITALS
                                   --------

     WHEREAS, the Company and certain investors previously entered into the Investors' Rights Agreement to provide such investors with certain registration and other rights applicable to the shares of the Company's stock held by such investors;

     WHEREAS, the Company is entering into a Series E Preferred Stock Purchase Agreement with the New Investors as of the date hereof pursuant to which the Company is issuing to the New Investors shares of the Company's Series E Preferred Stock and in connection therewith the Company is to provide the New Investors with all rights under the Investors' Rights Agreement as to such shares;

     WHEREAS, certain individuals party to the Investors' Rights Agreement are entering into Series A Preferred Stock Purchase Agreements with the New Investors as of the date hereof pursuant to which the individuals are transferring to the New Investors shares of the Company's Series A Preferred Stock and in connection therewith such individuals desire to assign to the New Investors all rights under Sections 2 and 3 of the Investors' Rights Agreement as to such shares being transferred;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. The preamble of the Investors' Rights Agreement is hereby amended as follows:

          The phrase "(collectively, the "Investors")" is deleted.

     2. Section 1.1 of the Investors' Rights Agreement is hereby amended to add the following:

               "k. The term "Investors" shall mean (i) the persons listed on the attached Schedule A who become signatories to this Agreement, (ii) Intergraph Corporation to the extent set forth in the Amendment to the Investors' Rights Agreement dated as of March 23, 1994 (the "First Amendment"), (iii) the parties to the Second Amendment to the Investors' Rights Agreement dated as of May 17, 1994 defined therein as the "New Investors" and (iv) the parties to the Third Amendment to the Investors' Rights

          Agreement dated as of June 19, 1995 defined therein as the "New Investors" (the "Third Amendment Investors").

               l. The term "Affiliate" shall mean any partner or shareholder of the Investor or Holder, as the case may be, any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with an Investor or Holder, as the case may be, or the parents, children, grandchildren, siblings, nieces or nephews of an Investor or Holder, as the case may be, or a trust for their benefit or benefit of the Investor or Holder, as the case may be, or, as to Yozma Venture Capital Ltd., any person or entity which would be an Affiliate of the Third Amendment Investors."

     3. Subsection 1.1(b) of the Investors' Rights Agreement is hereby amended in full as follows:

          "b. The term "Preferred Shares" shall mean all shares of Series A, Series B, Series C, Series D and Series E
          Preferred Stock of the Company held by any Investor or transferee thereof qualifying under Subsection 1.11 hereof."

     4. Subsection 1.1(c)(i) of the Investors' Rights Agreement is hereby amended to add the following clause to the end of such subsection:

          "and all shares of Common Stock of the Company acquired pursuant to those certain Common Stock Purchase Agreements, dated as of June __, 1995, by and among William DenBeste and Ethelwyn M. Bowler and the purchasers listed in Schedule 1.1 thereto, respectively, and"

     5. Subsection 1.1(d) of the Investors' Rights Agreement is hereby amended in full as follows:

          "    d.  Except as limited by paragraph 2 of the First
          Amendment, the terms "Holder" and "Holders" mean (i) any person or persons holding Registrable Securities or having the right to acquire Registrable Securities upon conversion of Preferred Shares, (ii) Employee and Director Stockholders having the right to acquire Registrable Securities upon exercise of vested stock options and (iii) transferees qualifying under Subsection 1.11 hereof."


     6. The first sentence of Section 2 of the Investors' Rights Agreement is hereby amended in full as follows:

          "The Company hereby covenants and agrees that it will furnish to each Investor, so long as such Investor holds (i) any shares of the Company's Series A Preferred Stock, Series B Preferred Stock or Series D Preferred Stock or at least 100,000 shares of the Company's Series E Preferred Stock or
          (ii) Common Stock issued on conversion of the foregoing:"

     7. The following Section is hereby added to the Investors' Rights Agreement immediately following paragraph (d) of Section 2:

          "    (d)  On the first day of each fiscal year, a budget and business plan for such fiscal year; provided that the Company shall have no obligation to deliver such budget and business plan to any Investor that does not beneficially own at least 100,000 shares of Series E Preferred Stock or Common Stock issued on conversion of the foregoing (as adjusted for stock splits, recombinations and the like)."

     8. Paragraph (d) of Section 2 of the Investors' Rights Agreement shall be renumbered as paragraph "(e)" and is hereby amended in full as follows:

          "    (e)  The rights set forth in this Section 2 shall terminate upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at a price per share to the public of not less than $5.50 (as adjusted for stock splits, dividends paid in stock, recombinations and the like) and proceeds to the Company net of underwriting discounts and commissions of not less than $10,000,000 (a "Qualifying Public Offering")."

     9. Section 4 of the Investors' Rights Agreement is hereby amended in full as follows:

          "The rights granted pursuant to Sections 2 and 3 may only be assigned by each Investor (i) upon the sale or transfer of at least 200,000 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, or Common Stock issued on conversion thereof, or any combination thereof, or (ii) to an Affiliate of the Investor. Notwithstanding the foregoing, such rights may not be assigned to a transferee which the Company reasonably believes is a competitor or intends to become a competitor of the Company or has a conflict of interest by reason of such transfer. Each Investor agrees that any information obtained by such Investor or assignee pursuant to Section 2 will not be disclosed to any person or entity (other than such Investor's investment advisors, lawyers or accountants for purposes of making investment decisions) without the prior written consent of the Company, which consent shall not be unreasonably withheld;

          provided, however, that each Investor may, in connection with its reports to its partners or shareholders, make general statements regarding the nature and progress of the Company's business, not containing technical or specific financial information."

     10. Section 5.1 of the Investors' Rights Agreement is hereby amended to add the following to the end of such section:

          "Any provision of this Agreement to the contrary notwithstanding, no such waiver, consent, agreement of amendment or modification which would have the effect of removing, restricting or limiting in any way any right of the holders of any particular series of preferred stock without having the same effect on each other series of preferred stock shall be effective unless consented to in advance in writing by a majority of the holders of the adversely affected series."

     11.  The following Section is hereby added to the Investors' Rights
Agreement:

               "5.9  Aggregation of Shares.  All Preferred Shares or Registrable
                     ---------------------
          Securities, as the case may be, held or acquired by Affiliates of an Investor or Holder, as the case may be, shall be aggregated with those of such Investor or Holder, as the case may be, for the purpose of determining the availability of any rights or the applicability of any limitations under this Agreement."

     12.  The following Section is hereby added to the Investors' Rights
Agreement:

               "5.10  Exercise by Star Purchasers.  Solely for purposes of
                      ---------------------------
          administrative simplicity, any right of the Star Purchasers (as defined in the Third Amendment) and their Affiliates under this Agreement shall be exercised by SVM STAR Venture Capital Management Ltd."

     13. All other provisions of the Investors' Rights Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.


SUMMIT DESIGN, INC.                     WS INVESTMENT COMPANY 94A

By:  /s/ Larry Gerhard                  By:
   --------------------------------        -----------------------------------
     Larry Gerhard, President
                                        Its:
                                            ----------------------------------

FENWICK & WEST                          WALTER CUNNINGHAM, IRA

By:                                     By: /s/ Walter Cunningham, IRA
   --------------------------------        -----------------------------------
                                            Walter Cunningham

Its:                                    Its:
    -------------------------------         ----------------------------------

QUALITY ELECTRONICS, INC.               LARRY J. GERHARD

By:                                         /s/ Larry J. Gerhard
   --------------------------------     --------------------------------------

Its:                                    ZAMIR PAZ
    -------------------------------
                                         /s/ Zamir Paz
WALTER CUNNINGHAM                       --------------------------------------

 /s/ Walter Cunningham                  SMITH BARNEY CUSTODIAN
- -----------------------------------     FOR LARRY J. GERHARD

KATHLEEN C. GERHARD                     By: /s/ Larry J. Gerhard
                                           -----------------------------------
 /s/ Kathleen C. Gerhard                Name:
- -----------------------------------          ---------------------------------
                                        Title:
                                              --------------------------------

DCL HOLDING & INVESTMENTS IN            SMITH BARNEY CUSTODIAN
FOR TECHNOLOGY (1993) LTD.              FOR KATHLEEN GERHARD

 /s/ Amihai Ben-David                   By: /s/ Kathleen Gerhard
- -----------------------------------        -----------------------------------
     Amihai Ben-David                   Name:
     Chief Executive Officer                 ---------------------------------
                                        Title:
                                              --------------------------------

RCS III, L.P.                           BAYVIEW INVESTORS, LTD.

By: Robertson, Stephens & Co., L.P.     By: Robertson, Stephens & Co., L.P.
  its General Partner                     its General Partner

By: Robertson, Stephens & Co., Inc.     By: Robertson, Stephens & Co., Inc.
  its General Partner                     its General Partner


By: /s/ John Grillos                    By: /s/ John Grillos
   --------------------------------        -----------------------------------
Name: John Grillos                      Name: John Grillos
     ------------------------------          ---------------------------------
Title: Managing Director                Title: Managing Director
      -----------------------------           --------------------------------

SEQUOIA CAPITAL IV                      SEQUOIA CAPITAL XVI

By: /s/ Mark Stevens                    By:  /s/ Mark Stevens
   --------------------------------        -----------------------------------
Name: Mark Stevens                      Name: Mark Stevens
     ------------------------------          ---------------------------------
Title: Partner                          Title: Partner
      -----------------------------           --------------------------------

SEQUOIA XVII                            WESBANC VENTURES LTD.

By: /s/ Mark Stevens                    By: Westbanc Ventures Ltd.
   --------------------------------        -----------------------------------
Name: Mark Stevens                      Name: /s/ Stuart Schube
     ------------------------------          ---------------------------------
Title: Partner                          Title: General Partner
      -----------------------------           --------------------------------

SUEZ TECHNOLOGY FUND                    THE BOARD OF TRUSTEES
                                        OF LELAND STANFORD UNIVERSITY

By:                                     By:
   --------------------------------        -----------------------------------
Name:                                   Name:
     ------------------------------          ---------------------------------
Title:                                  Title:
      -----------------------------           --------------------------------

UNCO VENTURES LTD.                      ILANA ACHIMEIR

By: Unco Ventures Ltd.
   --------------------------------        -----------------------------------
Name: /s/ Stuart Schube
     ------------------------------
Title: General Partner
      -----------------------------

THE GENESIS FUND LTD.                   SEQUOIA CAPITAL GROWTH FUND

By: /s/ Stuart Schube                   By: /s/ Mark Stevens
   --------------------------------        -----------------------------------
Name: Stuart Schube                     Name: Mark Stevens
     ------------------------------          ---------------------------------
Title: General Partner                  Title: Partners
      -----------------------------           --------------------------------

A.G. EDWARDS & SONS, INC.               STUART SCHUBE, MONEY MARKET
CUSTODIAN FOR STUART SCHUBE IRA          PLAN

By: /s/ Stuart Schube I.R.A             By: /s/ Stuart Schube; Money Market Plan
   --------------------------------        -----------------------------------
Name: S. Schube                             Stuart Schube
     ------------------------------
Title: General Partner                  Title: Beneficiary & Owner
      -----------------------------           --------------------------------

OMEGA PARTNERS III                      FIRST CENTURY PARTNERSHIP III

By: /s/ Michael J. Myers                By: /s/ Michael J. Myers
   --------------------------------        -----------------------------------
Name: Michael J. Myers                  Name: Michael J. Myers
     ------------------------------          ---------------------------------
Title: General Partner                  Title: General Partner
      -----------------------------           --------------------------------

SIMONSEN REVOCABLE TRUST,               JEROME J. BROWN
DATED OCTOBER 14, 1982


By:
    ------------------                  --------------------------------------
     Sven Simonsen
     Trustee


GRENLEY, ROTENBERG, LASKOWSKI,          INTERGRAPH CORPORATION
 EVANS & BRAGG, P.C.

By:                                     By:
   --------------------------------       -----------------------------------
Name:
     ------------------------------
Title:                                  Its:
      -----------------------------         ---------------------------------

MICHAEL J. BRAGG                        STAN N. ROTENBERG


- -----------------------------------     --------------------------------------

NORMAN A. RICKLES                       LAWRENCE EVANS


- -----------------------------------     --------------------------------------
STEVEN TSUBOTA                          DAVID BRINKER

 /s/ Steven Tsubota                      /s/ David Brinker
- -----------------------------------     --------------------------------------

CHARLES MCINTYRE                        DANIEL SKILKEN

 /s/ Charles  McIntyre                   /s/ Daniel Skilken
- -----------------------------------     --------------------------------------

STUART SCHUBE                           KUO WU

 /s/ Stuart Schube                       /s/ Kuo Wu
- -----------------------------------     --------------------------------------

DAVID MOFFENBEIER                       KEVIN FETTERLY

 /s/ David Moffenbeier
- -----------------------------------     --------------------------------------

ROGER BITTER                            MOSHE GUY

 /s/ Roger Bitter
- -----------------------------------     --------------------------------------

DAVID FLANINGAM                         WILLIAM DENBESTE

                                         /s/ William Denbeste
- -----------------------------------     --------------------------------------

NORMAN GREEN                            CHARLES BURROWS

___________________________________     ______________________________________


ELCHANAN HERZOG                         ILAN REGEV

___________________________________     ______________________________________


SEQUOIA TECHNOLOGY
PARTNERS III

By:________________________________

Title:_____________________________

DANDANA LTD.                            YOZMA VENTURE CAPITAL LTD.
SVM                                     SVM
STAR VENTURE CAPITAL                    STAR VENTURE CAPITAL
MANAGEMENT LTD.                         MANAGEMENT LTD.

By: /s/ Meir Barel                 By: /s/ Meir Barel
   ---------------------------        -----------------------------------
Name:                              Name:
     -------------------------          ---------------------------------
Title:                             Title:
      ------------------------           --------------------------------

SVE STAR VENTURES ENTERPRISES NO. III GBR
BY: SVM STAR VENTURES MANAGEMENT GMBH NO. 3


By:  /s/ Meir Barel
    --------------------------------
Name:  Dr. Meir Barel
      ------------------------------
Title:  Managing Partner
       -----------------------------

SVE STAR VENTURES ENTERPRISES NO. IIIA GBR
BY: SVM STAR VENTURES MANAGEMENT GMBH NO. 3


By:  /s/ Meir Barel
    --------------------------------
Name:  Dr. Meir Barel
      ------------------------------
Title:  Managing Partner
       -----------------------------

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT
MBH NR.3 & CO. BETEILIGUNGS KG
BY: SVM STAR VENTURES MANAGEMENT GMBH NO. 3


By:  /s/ Meir Barel
    --------------------------------
Name: Dr. Meir Barel
      ------------------------------
Title:  Managing Partner
       -----------------------------

JERUSALEM PACIFIC VENTURES (1994) LP


By:  /s/ Jay Morrison
    --------------------------------
Name:  Jay Morrison
      ------------------------------
Title:  Authorized Signatory
       -----------------------------

                FOURTH AMENDMENT TO INVESTORS' RIGHTS AGREEMENT
                -----------------------------------------------

     This Fourth Amendment to Investors' Rights Agreement is entered into as of July 31, 1995 by and among Summit Design, Inc., a Delaware corporation (the "Company"), the individuals and entities listed on Schedule A to that certain Investors' Rights Agreement dated as of February 10, 1994, as amended (the "Investors' Rights Agreement"), Intergraph Corporation, the individuals and entities party to the Second Amendment to Investors' Rights Agreement dated as of May 17, 1994, the individuals and entities listed on Schedule 1.1 to the Series E Preferred Stock Purchase Agreement, dated as of June 19, 1995 and the entity listed on Schedule 1.1 to the First Addendum to Series E Preferred Stock Purchase Agreement, dated as of the date hereof (the "New Investor").


                                   RECITALS
                                   --------

     WHEREAS, the Company and certain investors previously entered into the Investors' Rights Agreement to provide such investors with certain registration and other rights applicable to the shares of the Company's stock held by such investors;

     WHEREAS, the Company is entering into a First Addendum to Series E Preferred Stock Purchase Agreement with the New Investor as of the date hereof pursuant to which the Company is issuing to the New Investor shares of the Company's Series E Preferred Stock and in connection therewith the Company is to provide the New Investor with all rights under the Investors' Rights Agreement as to such shares;

     WHEREAS, a certain individual party to the Investors' Rights Agreement is entering into a First Addendum to Series A Preferred Stock Purchase Agreement with the New Investor as of the date hereof pursuant to which such individual is transferring to the New Investor shares of the Company's Series A Preferred Stock and in connection therewith such individual desires to assign to the New Investor all rights under Sections 2 and 3 of the Investors' Rights Agreement as to such shares being transferred;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Section 1.1(k) of the Investors' Rights Agreement is hereby amended in full as follows:

               "The term "Investors" shall mean (i) the persons listed on the attached Schedule A who become signatories to this Agreement, (ii) Intergraph Corporation to the extent set forth in the Amendment to the Investors' Rights Agreement dated as of March 23, 1994 (the "First Amendment"), (iii) the parties to the Second Amendment to the Investors' Rights Agreement dated as of May 17, 1994 defined therein as the "New Investors," (iv) the parties to the Third Amendment to the Investors' Rights Agreement dated as of June 19, 1995 defined therein as the "New Investors" (the "Third Amendment Investors") and (v) the party to the Fourth Amendment to the Investors' Rights Agreement dated as of July 31, 1995 defined therein as the "New Investor".

     2. Subsection 1.1(c)(i) of the Investors' Rights Agreement is hereby amended to add the following clause to the end of such subsection:

          "and all shares of Common Stock of the Company acquired pursuant to those certain First Addendums to Common Stock Purchase Agreements, dated as of July 31, 1995, by and among William DenBeste and Ethelwyn
          M. Bowler and the purchaser listed in Schedule 1.1 thereto, respectively, and"

     3. All other provisions of the Investors' Rights Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.


SUMMIT DESIGN, INC.                     WS INVESTMENT COMPANY 94A

By: /s/ Larry J. Gerhard                By:
   --------------------------------        -----------------------------------
     Larry Gerhard, President           Its:
                                            ----------------------------------


FENWICK & WEST                          WALTER CUNNINGHAM, IRA

By:                                     By: /s/ Walter Cunningham
   --------------------------------        -----------------------------------
                                             Walter Cunningham
Its:                                    Its: Owner/Beneficiary
    -------------------------------         ----------------------------------


QUALITY ELECTRONICS, INC.               LARRY J. GERHARD

By: /s/ Stephen M. Kim                  /s/ Larry J. Gerhard
   --------------------------------     ----------------------------------
Its:   President
    -------------------------------     ZAMIR PAZ

                                        /s/ Zamir Paz
                                        --------------------------------------
WALTER CUNNINGHAM

/s/ Walter Cunningham                   SMITH BARNEY CUSTODIAN
- -----------------------------------     FOR LARRY J. GERHARD

                                        By:
KATHLEEN C. GERHARD                        -----------------------------------
                                        Name:
- -----------------------------------          ---------------------------------
                                        Title:
                                              --------------------------------

                                        SMITH BARNEY CUSTODIAN
DCL HOLDING & INVESTMENTS IN            FOR KATHELEN GERHARD
FOR TECHNOLOGY (1993) LTD.
                                        By:
/s/ Amihai Ben-David                       -----------------------------------
- -----------------------------------     Name:
     Amihai Ben-David                        ---------------------------------
     Chief Executive Officer            Title:
                                              --------------------------------

RCS III, L.P.                           BAYVIEW INVESTORS, LTD.

By: Robertson, Stephens & Co., L.P.     By: Robertson, Stephens & Co., L.P.
  its General Partner                     its General Partner

By: Robertson, Stephens & Co., Inc.     By: Robertson, Stephens & Co., Inc.
  its General Partner                     its General Partner


By:                                     By:
   --------------------------------        -----------------------------------
Name:                                   Name:
     ------------------------------          ---------------------------------
Title:                                  Title:
      -----------------------------           --------------------------------


SEQUOIA CAPITAL IV                      SEQUOIA CAPITAL XVI

By: /s/ Mark Stevens                    By: /s/ Mark Stevens
   --------------------------------        -----------------------------------
Name: Mark Stevens                      Name: Mark Stevens
     ------------------------------          ---------------------------------
Title: Partner                          Title: Partner
      -----------------------------           --------------------------------


SEQUOIA XVII                            WESBANC VENTURES LTD.

By: /s/ Mark Stevens                    By: /s/ Stuart Schube
   --------------------------------        -----------------------------------
Name: Mark Stevens                      Name: Stuart Schube
     ------------------------------          ---------------------------------
Title: Partner                          Title: General Partner
      -----------------------------           --------------------------------


SUEZ TECHNOLOGY FUND                    THE BOARD OF TRUSTEES
                                        OF LELAND STANFORD UNIVERSITY

By:                                     By:
   --------------------------------        -----------------------------------
Name:                                   Name:
     ------------------------------          ---------------------------------
Title:                                  Title:
      -----------------------------           --------------------------------

UNCO VENTURES, INC.                     ILANA ACHIMEIR


By: /s/ Stuart Schube
   --------------------------------     ---------------------
Name: Stuart Schube
     ------------------------------
Title: General Partner
      -----------------------------

THE GENESIS FUND LTD.                   SEQUOIA CAPITAL GROWTH FUND

By: /s/ Stuart Schube                   By: /s/ Mark Stevens
   --------------------------------        -----------------------------------
Name:   Stuart Schube                   Name:   Mark Stevens
     ------------------------------          ---------------------------------
Title:  General Partner                 Title:  Partner
      -----------------------------           --------------------------------


A.G. EDWARDS & SONS, INC.               STUART SCHUBE, MONEY MARKET
CUSTODIAN FOR STUART SCHUBE IRA          PLAN

By: /s/ Stuart Schube                   By: /s/ Stuart Schube
   --------------------------------        -----------------------------------
Name:   Stuart Schube                 Stuart Schube
     ------------------------------
Title:  Beneficiary / Owner I.R.A.      Title:  Owner of MMP
      -----------------------------           --------------------------------


OMEGA PARTNERS III                      FIRST CENTURY PARTNERSHIP III


By:                                     By:
   --------------------------------        -----------------------------------
Name:                                   Name:
     ------------------------------          ---------------------------------
Title:                                  Title:
      -----------------------------           --------------------------------


SIMONSEN REVOCABLE TRUST,               JEROME J. BROWN
DATED OCTOBER 14, 1982


By:
   --------------------------------     ------------------------------------
   Sven Simonsen
   Trustee


GRENLEY, ROTENBERG, LASKOWSKI,          INTERGRAPH CORPORATION
 EVANS & BRAGG, P.C.


By: /s/ Lawrence Evans                  By:
   --------------------------------        -----------------------------------
Name:   Lawrence Evans
     ------------------------------
Title:  President                       Title:
      -----------------------------           --------------------------------

MICHAEL J. BRAGG                        STAN N. ROTENBERG

/s/ Michael J. Bragg                    /s/ Stan N. Rotenberg
- -----------------------------------     --------------------------------------


NORMAN A. RICKLES                       LAWRENCE EVANS

/s/ Norman Rickles                      /s/ Lawrence Evans
- -----------------------------------     --------------------------------------


STEVEN TSUBOTA                          DAVID BRINKER

/s/ Steven Tsubota
- -----------------------------------     --------------------------------------


CHARLES MCINTYRE                        DANIEL SKILKEN


- -----------------------------------     --------------------------------------


STUART SCHUBE                           KUO WU

/s/ Stuart Schube                       /s/ Kuo Wu
- -----------------------------------     --------------------------------------


DAVID MOFFENBEIER                       KEVIN FETTERLY

/s/ David Moffenbeier
- -----------------------------------     --------------------------------------


ROGER BITTER                            MOSHE GUY


- -----------------------------------     --------------------------------------


DAVID FLANINGAM                         WILLIAM DENBESTE

                                        /s/ William DenBeste
- -----------------------------------     --------------------------------------

NORMAN GREEN                            CHARLES BURROWS


- -----------------------------------     --------------------------------------


ELCHANAN HERZOG                         ILAN REGEV


- -----------------------------------     --------------------------------------


SEQUOIA TECHNOLOGY
PARTNERS III

By: /s/ Mark Stevens
   --------------------------------
Title:  Partner
      -----------------------------


DANDANA LTD.                            YOZMA VENTURE CAPITAL LTD.
SVM STAR VENTURE CAPITAL                SVM STAR VENTURE CAPTAL
  MANAGEMENT LTD                          MANAGEMENT LTD


By: /s/ Meir Barel                      By: /s/ Meir Barel
   --------------------------------        -----------------------------------
Name:                                   Name:
     ------------------------------          ---------------------------------
Title:                                  Title:
      -----------------------------           --------------------------------


SVE STAR VENTURES ENTERPRISES NO. III GBR
BY: SVM STAR VENTURES MANAGEMENT GMBH NO. 3


By: /s/ Meir Barel
   --------------------------------
Name:   Dr. Meir Barel
     ------------------------------
Title:  Managing Partner
      -----------------------------




SVE STAR VENTURES ENTERPRISES NO. IIIA GBR
BY: SVM STAR VENTURES MANAGEMENT GMBH NO. 3


By: /s/ Meir Barel
   --------------------------------
Name:   Dr. Meir Barel
     ------------------------------
Title:  Managing Partner
      -----------------------------

SVM STAR VENTURES MANAGEMENTGESELLSCHAFT
MBH NR.3 & CO. BETEILIGUNGS KG
BY: SVM STAR VENTURES MANAGEMENT GMBH NO. 3


By: /s/ Meir Barel
   -------------------------
Name: Dr. Meir Barel
     ------------------------------
Title: Managing Partner
      -----------------------------


JERUSALEM PACIFIC VENTURES (1994) LP


By:
   -------------------------
Name:
     ------------------------------
Title:
      -----------------------------



ROC VENTURE COMPANY, LTD.
BY:  CHINA VENTURE MANAGEMENT
     Chin Lin, President


By: /s/ Chin Lin
   -------------------------
    Fund Manager